UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  March 9, 2010


                           MONTVALE TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



                                   New Jersey
              ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            001-33088                                       22-2956711
-----------------------------------          -----------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)


         224-S Pegasus Avenue, Northvale, NJ                  07647
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           (Address of Principal Executive Offices)         (Zip Code)



                                 (201) 476-9600
                         -------------------------------
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


          [ ]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          [ ]   Soliciting  material pursuant to  Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

          [ ]   Pre-commencement communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ]   Pre-commencement communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events

          On March 9, 2010, the Company was informed by the New Jersey Economic Development Authority that it would not be entitled to sell its net operating losses under the 2009 New Jersey Tax Credit Transfer Program (the "Program"). As such, the letter of agreement entered into by the Company and Ivivi
Technologies, LLC (the "Buyer") on January 12, 2010 pursuant to which the Company would provide engineering, regulatory and technology services to the Buyer in the event the Company received at least $770,000 under the Program was cancelled. The Company will proceed with the dissolution of the Company as authorized at the Special Meeting of Shareholders held February 12, 2010.


Forward Looking Statements

          This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MONTVALE TECHNOLOGIES, INC.


                                           By: /s/ Andre' DiMino
                                              ----------------------------------
                                               Name:  Andre' DiMino
                                               Title: Chief Executive Officer

Dated:  March 15, 2010